SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2001 (August 31, 2001)

RANCON REALTY FUND V,
A CALIFORNIA LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

California	0-16467	33-0098488

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 South El Camino Real, Suite 1100, San Mateo, California 94402
(Address of principal executive offices)

Registrant’s Telephone number, including area code: (650) 343-9300

This Form 8-K contains a total of 8 pages.

No exhibits required.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
Item 7. FINANCIAL STATEMENTS
Pro Forma Consolidated Balance Sheet
Pro Forma Consolidated Statement of Operations
Notes to Pro Forma Financial Statements
SIGNATURES

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 7, 2000, the Burlington Northern and Santa Fe Railway Company (“BNSF”), the sole tenant at the Santa Fe property owned by Rancon Realty Fund V, a California Limited Partnership (Partnership), filed a lawsuit alleging the Partnership had breached a right of first refusal contained in BNSF’s lease. The lawsuit alleged that a breach arose in connection with a letter dated November 29, 1999, whereby the tenant was notified of the Partnership’s intention to sell the property. The Partnership had aggressively defended the lawsuit and raised various legal defenses, including the defense that the tenant had only a right of first refusal under its lease, not an option to purchase the property, and also the defense that the terms of the possible sale referenced in the November 29, 1999 letter were never finalized into a contract. Concurrently with its defense, the Partnership had discussed with BNSF the possibility of a settlement, which had led to the agreement in principle described below. Under the proposed settlement, the Partnership would sell the property to BNSF and BNSF would dismiss the lawsuit.

On August 30, 2001, the Partnership sold the above-mentioned property to BNSF, an unaffiliated entity, for $4,820,000. The sale generated net proceeds of $4,445,000, which were added to the Partnership’s cash reserves.

Item 7. FINANCIAL STATEMENTS

(b) PRO-FORMA FINANCIAL STATEMENTS

Pro forma consolidated balance sheet as of June 30, 2001.

Pro forma consolidated statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000.

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of June 30, 2001, has been prepared to reflect the disposition of Santa Fe assets and liabilities as if such transaction had been completed on June 30, 2001.

The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2001, and for the year ended December 31, 2000, have been prepared to reflect the disposition of Santa Fe assets and liabilities as if such transaction had been completed on January 1, 2000.

These unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements and related notes of the Partnership included in the Partnership’s reports filed under the Exchange Act. In the opinion of management, all adjustments necessary to reflect the effects of the transactions have been made.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transaction had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.

RANCON REALTY FUND V,
A CALIFORNIA LIMITED PARTNERSHIP

Pro Forma Consolidated Balance Sheet
As of June 30, 2001
(in thousands, except unit amounts)
(Unaudited)

		Pro Forma
	Historical	Adjustments	Pro Forma

Assets
Investment in real estate:
Rental property, net	$28,710	$(1,661)	$27,049
Land held for development, net	2,514	—	2,514

Total real estate investments	31,224	(1,661)	29,563
Cash and cash equivalents	9,860	4,445	14,305
Accounts and interest receivable	1,233	—	1,233
Deferred financing costs and other fees, net	798	—	798
Prepaid expenses and other assets	738	—	738

Total assets	$43,853	$2,784	$46,637

Liabilities
Notes payable	$12,991	$—	$12,991
Accounts payable and accrued expenses	502	(603)	(101)

Total liabilities	13,493	(603)	12,890

Commitments and contingent liabilities	—	—	—
Partners’ equity:
General partners	(365)	(44)	(410)
Limited partners, 94,130 limited partnership units outstanding	30,725	3,431	34,157

Total partners’ equity	30,360	3,387	33,747

Total liabilities and partners’ equity	$43,853	$2,784	$46,637

The accompanying notes are an integral part of these consolidated financial statements.

RANCON REALTY FUND V,
A CALIFORNIA LIMITED PARTNERSHIP

Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2001
(in thousands, except per unit amounts and units outstanding)
(Unaudited)

		Pro Forma
	Historical	Adjustments	Pro Forma

Revenues:
Rental income	$3,586	(331)	$3,255
Interest and other income	289	—	289

Total revenues	3,875	(331)	3,544

Expenses:
Operating	1,452	(72)	1,380
Interest expense	610	—	610
Depreciation and amortization	855	(24)	831
Expenses associated with undeveloped land	169	—	169
General and administrative expenses	694	(20)	674

Total expenses	3,780	(116)	3,664

Net income (loss)	$95	$(215)	$(120)

Net income (loss) per limited partnership unit	$0.90	$(2.28)	$(1.38)

Weighted average number of limited partnership units outstanding during each period used to compute net income (loss) per limited partnership unit	94,254	94,254	94,254

The accompanying notes are an integral part of these consolidated financial statements.

RANCON REALTY FUND V,
A CALIFORNIA LIMITED PARTNERSHIP

Pro forma Consolidated Statement of Operations
For the year ended December 31, 2000
(in thousands, except per unit amounts and units outstanding)

		Pro Forma
	Historical	Adjustments	Pro Forma

Revenues:
Rental income	$7,199	$(661)	$6,538
Interest and other income	1,132	—	1,332
Gain on disposition of property	3,612	—	3,612

Total revenues	11,943	(661)	11,282

Expenses:
Operating	2,957	(141)	2,816
Interest expense	1,196	—	1,196
Depreciation & amortization	1,797	(47)	1,750
Expenses associated with undeveloped land	388	—	388
Proposed dissolution costs	76	—	76
General and administrative	1,375	(51)	1,324

Total expenses	7,789	(239)	7,550

Net income (loss)	$4,154	$(422)	$3,732

Net income (loss) per limited partnership units	$40.67	$(4.38)	$36.29

Weighted average number of limited partnership units outstanding during period to compute net income (loss) per limited partnership units	96,354	96,354	96,354

The accompanying notes are an integral part of these consolidated financial statements.

RANCON REALTY FUND V,
A CALIFORNIA LIMITED PARTNERSHIP

Notes to Pro Forma Financial Statements

The accompanying Pro Forma Consolidated Balance Sheet as of June 30, 2001 and the Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2001, and the year ended December 31, 2000, reflect the sale of Santa Fe and include the following pro forma adjustments.

The $1,661,000 decrease in rental property reflects the net book value of Santa Fe as of June 30, 2001.

The increase in cash reflects the net cash proceeds upon the sale of Santa Fe.

The decreases in rental income, operating expense and depreciation and amortization reflect the elimination of operations directly related to Santa Fe for the respective periods.

The decrease in general and administrative expense for the periods presented primarily reflect the elimination of the asset management fee upon the sale of Santa Fe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANCON REALTY FUND V, a California Limited Partnership (Registrant)

Date: September 28, 2001	By:	/s/ Daniel L. Stephenson

Daniel L. Stephenson Chief Executive Officer and Chief Financial Officer of Rancon Financial Corporation, General Partner of Rancon Realty Fund V, a California Limited Partnership